Exhibit 10.10

FIRST AMENDMENT

TO MANAGEMENT AGREEMENT

This FIRST AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”), is entered into this 1st day of March, 2021, by and among CONREX RESIDENTIAL PROPERTY GROUP 2013-1, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-2 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-3 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-4 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-5 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-6 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-7 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-8 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-9 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-10 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-11 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-12 OPERATING COMPANY, LLC, a Delaware limited liability company, CONREX RESIDENTIAL PROPERTY GROUP 2013-13 OPERATING COMPANY, LLC, a Delaware limited liability company (collectively, “Existing Owners”), and REX RESIDENTIAL PROPERTY OWNER, LLC, a Delaware limited liability company, REX RESIDENTIAL PROPERTY OWNER A, LLC, a Delaware limited liability company, REX RESIDENTIAL PROPERTY OWNER II, LLC, a Delaware limited liability company, REX RESIDENTIAL PROPERTY OWNER III, LLC, a Delaware limited liability company, REX RESIDENTIAL PROPERTY OWNER IV, LLC, a Delaware limited liability company, REX RESIDENTIAL PROPERTY OWNER V, LLC, a Delaware limited liability company, REX RESIDENTIAL PROPERTY OWNER VI, LLC, a Delaware limited liability company. (collectively, “New Owners”), and VineBrook Homes, LLC, a Delaware limited liability company (“Manager”).

RECITALS:

WHEREAS, Existing Owners and Manager entered into that certain Management Agreement dated January 22, 2021 (the “Agreement”); and

WHEREAS, Existing Owners, New Owners, and Manager desire to amend the Agreement in accordance with the terms and conditions set forth hereinbelow.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties, the parties agree as follows:

AGREEMENT:

1. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

2. From and after the date hereof, New Owners hereby assume and agree to be liable and responsible for and bound by all of the obligations, agreements and liabilities under the Agreement, as fully and completely as if New Owners had originally executed and delivered such Agreement as an Owner thereunder. From and after the date of this Amendment, the Agreement is amended to provide that all references to the term “Owner” used in the Agreement shall mean and refer to Existing Owners and New Owners collectively.

3. Except to the extent modified or amended by this Amendment, the parties hereby ratify and affirm the Agreement and agree that the Agreement is and shall remain in full force and effect as originally written.

4. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, scanned pages or electronic signature shall be effective as delivery of a manually executed counterpart to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

EXISTING OWNERS:

CONREX RESIDENTIAL PROPERTY GROUP 2013-1, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

CONREX RESIDENTIAL PROPERTY GROUP 2013-2 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

CONREX RESIDENTIAL PROPERTY GROUP 2013-3 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

CONREX RESIDENTIAL PROPERTY GROUP 2013-4 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

Signature page to First Amendment to Management Agreement

CONREX RESIDENTIAL PROPERTY GROUP 2013-5 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

CONREX RESIDENTIAL PROPERTY GROUP 2013-6 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

CONREX RESIDENTIAL PROPERTY GROUP 2013-7 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

CONREX RESIDENTIAL PROPERTY GROUP 2013-8 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

CONREX RESIDENTIAL PROPERTY GROUP 2013-9 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

Signature page to First Amendment to Management Agreement

CONREX RESIDENTIAL PROPERTY GROUP 2013-10 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

CONREX RESIDENTIAL PROPERTY GROUP 2013-11 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

CONREX RESIDENTIAL PROPERTY GROUP 2013-12 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

CONREX RESIDENTIAL PROPERTY GROUP 2013-13 OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

Signature page to First Amendment to Management Agreement

NEW OWNERS:

REX RESIDENTIAL PROPERTY OWNER, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

REX RESIDENTIAL PROPERTY OWNER A, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

REX RESIDENTIAL PROPERTY OWNER II, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

REX RESIDENTIAL PROPERTY OWNER III, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

REX RESIDENTIAL PROPERTY OWNER IV, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

Signature page to First Amendment to Management Agreement

REX RESIDENTIAL PROPERTY OWNER V, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

REX RESIDENTIAL PROPERTY OWNER VI, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

Signature page to First Amendment to Management Agreement

MANAGER:

VINEBROOK HOMES, LLC, a Delaware limited liability company

By:	/s/Dana Sprong

Name:	Dana Sprong

Title:	Authorized Signatory

Signature page to First Amendment to Management Agreement